UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2009

GOLDEN ELEPHANT GLASS TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

123 Chuangye Road

Haizhou District, Fuxin City,

Liaoning, PRC, 123000

(Address of Principal Executive Offices)

(86) 418-3995066

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2009, the board of directors of Golden Elephant Glass Technology, Inc. (the "Company"), in accordance with Section 3.3 of the Company’s Bylaws, increased the size of the board of directors of the Company from one to five and elected Ms. Hong Tan, Mr. Fuyi Zhao, Ms. Guangli Yang and Ms. He Li as directors of the Company to fill the vacancies created by such increase. The board of directors has determined that each of Mr. Zhao, Ms. Yang and Ms. Li is an "independent director" (the "Independent Director") as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc.

On the same day, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, the Company agreed to pay Mr. Zhao an annual fee of RMB 20,000 (approximately $2,941), Ms. Yang an annual fee of RMB 25,000 (approximately $3,676) and Ms. Li an annual fee of RMB 20,000 (approximately $2,941), as compensation for the services to be provided by them as Independent Directors. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company.

The foregoing summary of the material terms and conditions of the Independent Director’s Contracts and the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the Independent Director’s Contracts and the Indemnification Agreements attached to this report as Exhibit 10.1 through 10.6.

On February 24, 2009, Qiang Hao resigned as the Chief Financial Officer, Treasurer and Secretary of the Company. At the same time, the Company appointed Ms. Hong Tan as the Chief Financial Officer, Treasurer and Secretary of the Company, effective immediately. Mr. Hao’s resignation was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Tan is the sister-in-law of Mr. Lihui Song, our chairman of the board and the chief executive officer. Ms. Tan is also the director and 20% shareholder of Win-Win Global Investments Inc. which owns 25.1% of the Company’s common stock.

Guangli Yang. Ms. Yang has over 25 years of accounting, auditing and consulting experience. Ms. Yang has served as the business director of Liaoning Boyuqi Accounting Firm since 2007 and the Vice President of Finance of Jinzhou Hengda International Logistics Development Co., Ltd. since 2008. Prior to joining Boyuqi, Ms. Yang worked as the director of the auditing department of Jinzhou Chengxin Accounting Firm from 1995 to 2007. Ms. Yang has a bachelor degree in economics.

Fuyi Zhao. Mr. Zhao is the secretary general of the Building Material Industry Association of Liaoning Province. He served as the general manager of Shenyang Xingguang Cement Company from 1999 to 2008. Mr. Zhao has extensive management and sales experience in building material area and holds a master degree in business management.

He Li. Ms. Li has severed as the chairperson and general manager of JJLC Pty Ltd. since 2006 and the customer consultant of ANZ Bank since 2007. She also served as the marketing director of Salvatore Farragamo and Aunew Group in 2008. Ms. Li holds a bachelor degree in financing.

Hong Tan. Ms. Tang has served as the director of Win-Win Global Investments, Inc. since June 2006. Prior joining Win-Win, she was the financial director of Fuxin Zhixin Technology Co., Ltd. from 2002 to 2006. She has a bachelor degree in accounting and attended the accounting training program at Qinghua University from 2004 to 2006.

There are no arrangements or understandings between any of the newly elected directors or officers and any other persons pursuant to which they were selected as directors and officers.

Except for the share exchange transaction disclosed below, there are no transactions between the Company and any newly elected director or officer that would require disclosure under Item 404(a) of Regulation S-K:

On March 31, 2008, the Company completed a reverse acquisition transaction through a share exchange with Dollar Come Investments Limited ("Dollar Come") whereby the Company issued to Money Victory Limited, Win-Win Global Investments Inc. and a trust beneficially holding shares of Dollar Come for 202 individuals located in the PRC who were the former shareholders of Dollar Come, an aggregate of 24,751,710 shares of the Company common stock, in exchange for all of the issued and outstanding capital stock of Dollar Come. Ms. Yan Tan is the director and 20% owner of Money Victory Limited.

Item 9.01.

Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

10.1	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Fuyi Zhao.
10.2	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Guangli Yang.
10.3	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and He Li.
10.4	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Fuyi Zhao.
10.5	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Guangli Yang.
10.6	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and He Li.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Elephant Glass Technology, Inc.

Date: February 24, 2009

/s/ Lihui Song
Lihui Song
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Fuyi Zhao.
10.2	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Guangli Yang.
10.3	Golden Elephant Glass Technology, Inc. Independent Director’s Contract, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and He Li.
10.4	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Fuyi Zhao.
10.5	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and Guangli Yang.
10.6	Indemnification Agreement, dated as of February 24, 2009, by and between Golden Elephant Glass Technology, Inc. and He Li.